UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

VIVEVE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Commercial Street, Sunnyvale, California	94086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 530-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.  Other Events.

On May 10, 2017, the board of directors of Viveve Medical, Inc. (the “Company”), approved an amendment of its independent director compensation policy (the “Policy”) to permit Independent Directors (as defined in the Policy) to elect to receive all or any portion of cash compensation payable to them in equity (in lieu of cash) in the form of restricted stock awards.

The Policy as amended is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the complete Policy.

Item 9.01.            Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Viveve Medical, Inc. Independent Director Compensation Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017	Viveve Medical, Inc.

	By:	/s/ Scott Durbin
Scott Durbin
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Viveve Medical, Inc. Independent Director Compensation Policy